Presentation to: Carolina Bank Investor Forum May 7, 2008 Exhibit 99.2

Forward Looking Statements
This presentation may contain forward-looking statements. These statements are not historical facts, but rather are based on our current expectations, estimates and projections about our industry, our beliefs and assumptions. Words including “may,” “will,” “could,” “would,” “should,”
“anticipate,” “expect,” “intend,” “plan,” “project,” “believe,” “seek,” “estimate”
and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which remain beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.  We caution you not to place undue reliance on these forward-looking statements, which reflect our current view. We are not obligated to update these statements or publicly release the result of any revisions to them to reflect events or circumstances after the date of the presentation or to reflect the occurrence of unanticipated events.

New Century at a Glance
• Community bank headquartered in Dunn, NC (Eastern NC)
• Opened for business in May 2000
• Traded as NCBC on the NASDAQ Global Market
– Average daily volume of 5,816 shares
– Not currently paying a dividend
• Small business and retail focus
• December 31, 2007 financial highlights:
– Total assets: $591 million
– Net loans: 438 million
– Deposits: 498 million

Winston Salem
Greensboro
Burlington
Durham
Rocky Mount
High Point
Chapel Hill
Raleigh
Cary
Wilson
Greenville
Lillington
Dunn
Goldsboro
Concord
Charlotte
Fayetteville
Clinton
Raeford
Pembroke
Lumberton
Jacksonville
Wilmington

New Century BANCORP

Market Area - New Century Bank - New Century Headquarters

Our History
2000 2001 2002 2003 2004 2005 2006
1999
Community meeting on
organizing the bank
1999
Opened for business
May 24, 2000
after raising
$10.7 million in capital
First profitable
month
December 2000
Opened first
branch office in
Clinton, NC
February 2002
Completed first follow-on
offering of $3.7 million
April 2002
Completed second
follow-on offering of
$9 million and formed
holding company
August 2003
Opened Goldsboro
Office
January 2004
Opened second office in
Clinton, NC
December 2005
Completed $20.5
million public
stock offering
June 2006
Opened Lillington
office
April 2006
Chartered New Century
Bank South
December 2003
Issued $12 million
in trust preferred
securities
September 2004
$46 million assets in
Goldsboro
July 2004
Completed
acquisition of
Progressive State
Bank
July 2006
2007 2008
John Shaw Jr. retires as
CEO, William Hedgepeth II
named president and CEO
New Century
Bank South’s
merger into New
Century Bank is
completed in
March 2008

Business Plan / Philosophy
• True community bank - “Neighbor Helping Neighbor”
• Provide a superior level of customer service
• Focus on the small business customer
• Growth is a cornerstone of our business plan
• Hire the right people
• Focus on accountability at all levels within the
organization

Our Management Team
Name (Age) Position Recent Previous Experience
William L. Hedgepeth II (46) President, Chief Executive Officer
and Director
First South Bank (2001-2004); Triangle Bancorp, Inc. (1997-
2000)
Lisa F. Campbell (39) Chief Operating Officer, Chief
Financial Officer and Investor
Relations Professional
Triangle Bancorp, Inc. (1997-2000); KPMG LLP (1993-1997)
Kevin S. Bunn (46) Executive Vice President and Chief
Banking Officer
Wachovia Bank (1985-2003)
J. Daniel Fisher (58) Executive Vice President and Chief
Credit Officer
Gateway Bank & Trust Co. (2004-2007); RBC Centura
(1984-2004)
Joan I. Patterson (61) Executive Vice President and Chief
Deposit Operations Officer
Branch Banking & Trust (1997-2000); United Carolina Bank
(1973-1997)

Selected Market Area Highlights
• Significant net growth due to base realignment (expansion of Fort Bragg and shrinkage of
Pope Air Force Base)
• Significant expected population and employment growth from 2006 to 2013
– 25,600 total population growth
– 4,647 active duty soldiers
– 1,893 civilian army jobs
– 616 embedded contractors
– 1,000 jobs with private defense contractors
• Significant construction activity
– $2.24 billion in military construction
– $336 million in privatized military housing
• $1 billion growth in economic output of 11 county area due to expansion (New Century operates in six of these counties)
• Many of the new military units (e.g. purchasing division) include high ranking jobs and several generals

Market Share by County
• Moved to #3 from #5 in Goldsboro and to #4 from #6 in Wayne County
• Moved to #3 from #4 in Clinton and Sampson County
• Maintained #1 ranking in Dunn and #2 ranking in Harnett County
Harnett County, NC ($919 million market) Cumberland County, NC ($2.5 billion market)
Rank Company ($MM's) % Rank Company ($MM's) %
1 BB&T Corp. (NC) 241.4 26.3% 1 BB&T Corp. (NC) 791.1 31.6%
2 New Century Bancorp Inc. (NC) 171.2 18.6% 2 First Citizens BancShares Inc. (NC) 390.3 15.6%
3 First Bancorp (NC) 115.0 12.5% 3 Wachovia Corp. (NC) 388.6 15.5%
4 First Federal Financial Corp. (NC) 109.7 11.9% 4 Royal Bank of Canada 303.6 12.1%
5 Royal Bank of Canada 105.5 11.5% 6 New Century Bancorp Inc. (NC) 128.7 5.1%
Wayne County, NC ($1.2 billion market) Robeson County, NC ($970 million market)
Rank Company ($MM's) % Rank Company ($MM's) %
1 BB&T Corp. (NC) 415.5 35.4% 1 BB&T Corp. (NC) 417.1 43.0%
2 Wachovia Corp. (NC) 227.1 19.3% 2 Lumbee Guaranty Bank (NC) 169.4 17.5%
3 Southern Bancshares (NC) (NC) 104.2 8.9% 3 First Bancorp (NC) 157.2 16.2%
4 New Century Bancorp Inc. (NC) 97.5 8.3% 4 Royal Bank of Canada 51.7 5.3%
5 First Citizens BancShares Inc. (NC) 96.9 8.2% 7 New Century Bancorp Inc. (NC) 43.6 4.5%
Sampson County, NC ($459 million market) Hoke County, NC ($126 million market)
Rank Company ($MM's) % Rank Company ($MM's) %
1 BB&T Corp. (NC) 156.3 34.0% 1 BB&T Corp. (NC) 57.8 45.8%
2 First Citizens BancShares Inc. (NC) 132.8 28.9% 2 Royal Bank of Canada 35.9 28.5%
3 New Century Bancorp Inc. (NC) 49.1 10.7% 3 Fidelity Bancshares (NC) Inc. (NC) 20.9 16.5%
4 Wachovia Corp. (NC) 49.0 10.7% 4 New Century Bancorp Inc. (NC) 11.6 9.2%
5 Southern Bancshares (NC) (NC) 37.0 8.1%
Deposits are as of 6/30/2007
Source: SNL Financial, LC

Loan & Deposit Composition 12/31/07
14%
9%
3%
28%
4%
19%
17%
4%
2%
1 to 4 family
Home equity
Multi-family
Commercial RE
Agricultural
Construction
C&I
Consumer
Other
• Focus on meeting the loan and deposit needs of small business customers
• Excellent loan mix
– Combined Commercial Real Estate, C&I and Construction of 64%
• Emphasis on local deposit funding
– Attractive deposit mix
– Low cost of deposits
– Low level of borrowings
$447 million of gross loans $498 million of total deposits
Loan Composition Deposit Composition
8%
3%
21%
31%
37%
DDA
NOW
MMDA + Savings
CD's < $100,000
CD's $100,000 +

Recent Challenges
• Internal reviews identified a large number of problem
loans beginning in late 2006
– Took loan loss provisions totaling $6.0 million in 2007
– Charged-off $5.2 million in loans
• Management and lender turnover
• Entered into a Memorandum of Understanding with
the FDIC and NC Commissioner of Banks

Resulting Improvements
• Outside loan consultants and the FDIC conducted reviews of our portfolio covering more than 60% of the loans at New
Century Bank and 20% at New Century Bank South
• Engaged an experienced credit professional to evaluate New
Century’s credit function
• Hired a new experienced Chief Credit Officer
• Centralizing many activities including document preparation
• Implementing a new loan underwriting system from Credit Risk
Management
• Merged the subsidiary banks together to allow for more efficient and effective management
• Shrank the board to 15 members

Comparison of Historical Subsidiaries at 12/31/06
376 / 0.19% 4,163 / 1.18% NPA’s & NPA’s / assets
4.57% 4.32% Net interest margin
2,015 3,386 Net income
170,139 297,732 Deposits
146,449 283,051 Gross loans
199,815 354,062 Assets
New Century Bank South
(Fayetteville, NC)
New Century Bank
(Dunn, NC)
($000’s) unless noted

Comparison of Historical Subsidiaries at 12/31/07
749 / 0.35% 4,851 / 1.29% NPA’s & NPA’s / assets
4.44% 3.71% Net interest margin
2,426 (65) Net income
180,891 322,284 Deposits
167,598 279,182 Gross loans
215,869 375,030 Assets
New Century Bank South
(Fayetteville, NC)
New Century Bank
(Dunn, NC)
($000’s) unless noted

36% CAGR (2002-2007)

35% CAGR (2002-2007)

36% CAGR (2002-2007)

New Century BANCORP

Balance Sheet Growth
Assets ($MM's)
126
192
328
436
553
591
0
100
200
300
400
500
600
700
2002 2003 2004 2005 2006 2007
Deposits ($MM's)
105
152
270
367
464
498
0
100
200
300
400
500
600
2002 2003 2004 2005 2006 2007
Net Loans ($MM's)
98
150
259
322
422
438
0
50
100
150
200
250
300
350
400
450
500
2002 2003 2004 2005 2006 2007

Asset Quality & Reserve Coverage
Non-Performing Assets
(1)
/ Total Assets
0.19%
0.10%
0.33%
0.73%
0.94%
0.31%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
2002 2003 2004 2005 2006 2007
Net Charge-Offs / Average Loans
0.38%
0.19%
0.20%
0.16%
0.27%
1.15%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
2002 2003 2004 2005 2006 2007
(1) Non-performing assets include non-accrual loans, loans 90 days or more past due, and repossessed assets
Loan Loss Reserves / Gross Loans
1.55%
1.37%
1.62%
1.75%
1.86%
1.55%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
2002 2003 2004 2005 2006 2007
Loan Loss Reserves / Non-Performing Assets
(1)
399%
1107%
363%
149%
187%
649%
0%
200%
400%
600%
800%
1000%
1200%
2002 2003 2004 2005 2006 2007

Earnings Growth
Earnings Per Share
$0.21
$0.40
$0.66
$0.65
$0.24
$0.25
$0.00
$0.20
$0.40
$0.60
$0.80
2002 2003 2004 2005 2006 2007
Net Income ($000's)
906
2,094
3,621
3,970
1,659
858
0
1,000
2,000
3,000
4,000
5,000
2002 2003 2004 2005 2006 2007

4.22%
3.39%
4.04%
3.44%
3.87%
3.42%
4.01%
3.44%
4.28%
3.51%
3.88%
3.07%

Profitability
Return on Average Assets
0.78%
0.57%
0.75%
0.95%
0.81%
0.28%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
2002 2003 2004 2005 2006 2007
Return on Average Equity
5.4%
4.2%
6.9%
11.5%
8.7%
2.8%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2002 2003 2004 2005 2006 2007
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
2002 2003 2004 2005 2006 2007
Net Interest Margin Interest Rate Spread

Non-Interest Income & Efficiency
Non-Interest Income ($000's)
731
1,134
1,692
2,496
3,278
3,870
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
2002 2003 2004 2005 2006 2007
• Sources of non-interest income:
– Loan and deposit fees
– Mortgage division
• Efficiency remains a focus
– Merger of subsidiary banks
– Recent consolidation of smaller branches
– Cost-conscious culture
56%
66%
58%
53%
58%
64%
0%
10%
20%
30%
40%
50%
60%
70%
2002 2003 2004 2005 2006 2007
0
20
40
60
80
100
120
140
160
Efficiency Ratio FTE's

2008 Outlook / Goals
• EPS growth / level
• Focused on core deposit growth
• High-quality loan growth
• Resolving asset quality issues and rebuilding credit function
• Exceeding the expectations of regulators with respect to
MOU compliance
• Look to open a second branch in Goldsboro as soon as
permissible